                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         December 21, 1999
                                                 -------------------------------



                              M&T BANK CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    New York
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


          1-9861                                      16-0968385
--------------------------------       ------------------------------------
(Commission File Number)               (I.R.S. Employer Identification No.)



One M&T Plaza, Buffalo, New York                                   14203
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:       (716) 842-5445
                                                   -----------------------------


                                (NOT APPLICABLE)
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         M&T Bank Corporation announced on December 21, 1999 that Manufacturers and Traders Trust Company ("M&T Bank"), its principal bank subsidiary, had reached an agreement to acquire Matthews, Bartlett & Dedecker, Inc., a property and casualty insurance agency based in Buffalo, New York. The acquisition is subject to a number of closing conditions, including M&T Bank's receipt of approval from the New York State Banking Board. Upon completion of the acquisition, which is expected in the first quarter of 2000, the insurance agency will operate as a subsidiary of M&T Bank.

Item 7.  Financial Statements and Exhibits.

         The following exhibit is filed as a part of this report:

                  EXHIBIT NO.

                        99                  News release.  Filed herewith.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       M&T BANK CORPORATION



Date: December 28, 1999                By:   /S/ MICHAEL P. PINTO
                                           ----------------------
                                            Michael P. Pinto
                                            Executive Vice President
                                            and Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Report  Dated:   December 21, 1999      Commission File Number: 1-9861
               --------------------                             ------



                              M&T Bank Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)







                                    EXHIBITS

                                  EXHIBIT INDEX



EXHIBIT NO.

     99                    News Release.  Filed herewith.



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